UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2006

WELLS TIMBER REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-129651

Maryland	20-3536671
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, GA 30092-3365

(Address of Principal Executive Offices, Including Zip Code)

770-449-7800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Advisory Agreement

On August 24, 2006, Wells Timber Real Estate Investment Trust, Inc. (the “Registrant”) and Wells Timber Operating Partnership, L.P. (“Wells Timber OP”), a Delaware limited partnership organized to acquire, own and operate properties on behalf of the Registrant, entered into an Amended and Restated Advisory Agreement (the “Advisory Agreement”) with Wells Capital, Inc. (the “Advisor”). The Advisory Agreement amends and restates an advisory agreement among the Registrant, Wells Timber OP and the Advisor dated as of November 9, 2005.

Pursuant to the Advisory Agreement, the Advisor will manage and oversee the day-to-day affairs of the Registrant, including but not limited to, identifying and making acquisitions, subject to the oversight of the Registrant’s board of directors and providing asset management and other administrative services. The Registrant will pay the Advisor an asset management fee and may also pay the Advisor fees in connection with the sale of properties, subject to the approval of the Registrant’s board of directors. In addition, the Registrant will reimburse the Advisor for expenses incurred in connection with its organization and offering of securities and certain operating expenses.

The term of the Advisory Agreement commenced on August 11, 2006, the effective date of the Registrant’s Registration Statement on Form S-11 (File No. 333-129651) (the “Registration Statement”) and shall continue until the earlier of (i) sixty days after written notice of intention to terminate is given by the Registrant to the Advisor or (ii) one year from the effective date. The Registrant may renew the Advisory Agreement for an unlimited number of one-year terms, subject to the approval of the Registrant’s board of directors. A copy of the Advisory Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amended and Restated Agreement of Limited Partnership

On August 24, 2006, the Registrant entered into the First Amended and Restated Agreement of Limited Partnership of Wells Timber Operating Partnership, L.P. (the “OP Agreement”) with the Advisor. The OP Agreement amends and restates a partnership agreement between the Registrant and the Advisor dated November 9, 2005. The Registrant owns 99% of Wells Timber OP’s partnership interest and is the sole general partner, and the Advisor owns 1% of the partnership interest and is the sole limited partner of Wells Timber OP. The Advisor also owns 100 special units of partnership interest (the “Special Units”).

Pursuant to the OP Agreement, the Registrant will transfer all of the net proceeds from the offering of its common stock to Wells Timber OP as a capital contribution, and Wells Timber OP will hold substantially all of the Registrant’s assets. Wells Timber OP will distribute cash flow from operations to the partners, in accordance with their relative percentage interests on at least a quarterly basis in amounts determined by the Registrant as general partner. The Registrant will distribute the distributions that it receives from Wells Timber OP to its stockholders. In connection with the Special Units, the Advisor is also entitled to receive a special unit distribution and a special partnership redemption payment upon the occurrence of certain events.

The term of the OP Agreement commenced on August 24, 2006 and shall continue until the earlier of (i) December 31, 2053, (ii) the dissolution, death, withdrawal, removal or bankruptcy of the general partner, (ii) the passage of 90 days after the disposition of substantially all of Wells Timber OP’s assets, (iii) the exchange of all limited partnership interests or (iv) the election by the general partner that Wells Timber OP should be dissolved. A copy of the OP Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
10.1	Amended and Restated Advisory Agreement, dated August 24, 2006, between Wells Timber Real Estate Investment Trust, Inc., Wells Timber Operating Partnership, L.P. and Wells Capital, Inc.

10.2	First Amended and Restated Agreement of Limited Partnership of Wells Timber Operating Partnership, L.P., dated August 24, 2006, between Wells Timber Real Estate Investment Trust, Inc. and Wells Capital, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS TIMBER REAL ESTATE INVESTMENT TRUST, INC.

Date: August 29, 2006	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Amended and Restated Advisory Agreement, dated August 24, 2006, between Wells Timber Real Estate Investment Trust, Inc., Wells Timber Operating Partnership, L.P. and Wells Capital, Inc.

10.2	First Amended and Restated Agreement of Limited Partnership of Wells Timber Operating Partnership, L.P., dated August 24, 2006, between Wells Timber Real Estate Investment Trust, Inc. and Wells Capital, Inc.